UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 16, 2008

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
(602) 266-6700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
 Arrangements of Certain Officers.
     On June 16, 2008, Zila, Inc’s management voluntarily agreed to further reduce their annual base salaries as set forth below.

		Base Salary	Base Salary
Name	Position	(pre-reduction)	(post-reduction)
David R. Bethune	Chairman and Chief Executive Officer	$350,000	$297,500
Gary V. Klinefelter	Vice President, General Counsel and Secretary	$216,000	205,200
Diane E. Klein	Vice President of Finance and Treasurer	$166,500	$158,175
David A. Barshis	Senior Vice President and General Manager of Zila Pharmaceuticals, Inc.	$202,500	$192,375
The salary reductions described above were effective on June 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 17, 2008

ZILA, INC.

/s/ Gary V. Klinefelter

By:	Gary V. Klinefelter
Vice President, General Counsel and Secretary